                                  EXHIBIT 10.57

                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 10th day of July, 2002, by the undersigned (hereinafter referred to individually as "Guarantor" and collectively as "Guarantors"), in favor of BEAL BANK, S.S.B., a savings bank organized under the laws of the State of Texas ("Lender").

                              W I T N E S S E T H:

     A. Lender has agreed to make a loan (the "Loan") to MONROE OUTLET CENTER,LLC, a Michigan limited liability company ("Borrower"), in the maximum principal amount of $7,000,000.00, evidenced by (i) that certain Promissory Note I ("Note I"), of even date herewith, in the stated principal amount of $3,000,000.00 and (ii) that certain Promissory Note II ("Note II"), of even date herewith, in the stated principal amount of $4,000,000.00 (collectively the "Notes"), each secured by instruments including, without limitation, two Commercial Mortgages (collectively, the "Mortgages"), executed by Borrower, which Notes and Mortgages are being executed and delivered by Borrower to Lender contemporaneously herewith.

     B. One of the conditions to Lender's agreement to make the Loan is that Guarantors guarantee to Lender the full and timely payment of the Loan and the performance and payment of all debts, duties and obligations of Borrower under the Notes, the Mortgages, and the other documents executed in connection with the Loan (collectively, the "Loan Documents"), whether or not Borrower has personal liability thereunder or therefor.

     NOW, THEREFORE, as a material inducement to Lender to make the Loan to Borrower, and for further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, each Guarantor does hereby, unconditionally, irrevocably and absolutely, jointly and severally, warrant and represent to and covenant and agree with Lender as follows:

     1.   GUARANTY OF OBLIGATION.

          (a) Each Guarantor unconditionally, irrevocably and absolutely, jointly and severally, guarantees to Lender (i) that all obligations and indebtedness evidenced by or provided in the Notes, the Mortgages and the other Loan Documents will be promptly paid when due and in accordance with the terms and provisions thereof (and as they may be amended, extended or renewed from time to time), and (ii) the prompt and full payment, performance and observance, when due, of all other indebtedness, liabilities, obligations and duties of every kind and character of Borrower to Lender relating in any way to the Loan, whether absolute or contingent, joint or several, secured or unsecured, due or not due,

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     contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, relating in any way to the Loan, and including, but not limited to, any debt, obligation or liability of Borrower to Lender as a member of any partnership, syndicate, association or other group, or whether incurred by Borrower as principal, surety, endorser, accommodation party or otherwise; including, without limitation, interest on all of the above amounts as agreed upon between Borrower and Lender, or if there is no agreement, at the highest lawful rate, and any and all renewals, extensions and rearrangements of all or any part of the indebtedness, obligations and liabilities hereinabove described. Notwithstanding anything contained in this Guaranty to the contrary, (i) the liability of Prime Retail, L.P. as a Guarantor, is limited tothe maximum amount of (x) $4,000,000.00 (the "Guaranty Amount"), (y) is with regard only to the payment and performance of the obligations of the Borrower in regard to Note II and the Mortgage which encumbers the real property located in Monroe County, Michigan which is described on EXHIBIT "A" attached hereto and the other Loan Documents to the extent they relate to the real property described on EXHIBIT "A" attached hereto and (z) shall arise only upon the occurrence of an Event of Default under Note II which shall be solely the result of Borrower's failure to pay any installment of principal and/or interest due under Note II as and when the same becomes due and such failure shall continue beyond the expiration of any cure or grace period, if any is applicable, under Note II, (ii) the Guaranty Amount shall be reduced by the amount of any principal payments made upon any of the indebtedness evidenced by Note I derived from the Property (as defined in the Mortgage entered into in connection with Note II), (iii) once the principal balance of the Loan is reduced to $5,000,000.00, Prime Retail, L.P. will have no further liability as a Guarantor. The foregoing limitation of liability applies only to Prime Retail, L.P. and no other Guarantors, whether now or hereafter owned by or merged into the Prime Retail, L.P. Following written request from Borrower to Lender given subsequent to the date Prime Retail, L.P. has no further liability hereunder, Lender will so confirm in writing. This agreement of Lender is solely for the benefit of Prime Retail, L.P.

          (b) All indebtedness, duties, obligations and liabilities described above or otherwise covered by this Guaranty, or intended so to be, are hereinafter sometimes collectively referred to as the "Guaranteed Indebtedness".

     2. CONTINUING GUARANTY. This is a continuing guaranty and shall continue to apply without regard to the form or amount of Guaranteed Indebtedness which Borrower may create, renew, extend or alter in whole or in part, without notice to Guarantors. The circumstance that at any time or from time to time the Guaranteed Indebtedness may be paid or performed in full shall not affect the obligation of Guarantors with respect to Guaranteed Indebtedness of Borrower to Lender incurred or arising thereafter.

     3. LIABILITY FOR OTHER INDEBTEDNESS. If any Guarantor is or becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantors. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or

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remedy. Without in any way diminishing the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by each Guarantor as an additional guaranty to any and all other guaranties heretofore or hereafter executed and delivered to Lender by any Guarantor in favor of Lender relating to indebtedness of Borrower to Lender, and nothing herein shall ever be deemed to replace or be in lieu of any other of such previous or subsequent guaranties.

     4. NO RELEASE FROM OBLIGATIONS. The obligations, covenants, agreements and duties of Guarantors under this Guaranty shall not be released or impaired in any manner whatsoever, without the written consent of Lender, on account of any or all of the following: (a) any assignment, endorsement or transfer, in whole or in part, of the Guaranteed Indebtedness, although made without notice to or the consent of any Guarantor; (b) any waiver by Lender of the performance or observance by Borrower or any Guarantor of any of the agreements, covenants, terms or conditions contained in any document evidencing, governing or securing the Guaranteed Indebtedness; (c) any extension of the time for payment or performance of all or any portion of the Guaranteed Indebtedness; (d) the renewal, rearrangement, modification or amendment (whether material or otherwise) of any duty, agreement or obligation of Borrower set forth in any document evidencing, governing or securing any of the Guaranteed Indebtedness;
(e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any Guarantor; (f) any receivership, insolvency, bankruptcy, reorganization or other similar proceedings or lack of corporate power, affecting Borrower or any Guarantor or any of the assets of Borrower or any Guarantor; (g) any release, withdrawal, surrender, exchange, substitution, subordination or loss of any security or other guaranty at any time existing in connection with all or any portion of the Guaranteed Indebtedness, or the acceptance of additional or substitute property as security therefor; (h) the release or discharge of Borrower or any other obligor from the observance or performance of any agreement, covenant, term or condition contained in any document evidencing, governing or securing any of the Guaranteed Indebtedness; (i) any action which Lender may take or omit to take by virtue of any document evidencing, governing or securing any of the Guaranteed Indebtedness or through any course of dealing with Borrower; (j) the addition of a new guarantor or guarantors; (k) the operation of law or any other cause, whether similar or dissimilar to the foregoing; (l) any adjustment, indulgence, forbearance or compromise that may be granted or given by Lender to any party;
(m) the failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Borrower or any other person or entity; (n) if the recovery from Borrower or any other person or entity (including, without limitation, any other Guarantor) becomes barred by any statute of limitations or is otherwise prevented; (o) any defenses, set-offs or counterclaims which may be available to Borrower or any other person or entity (including, without limitation, any other Guarantor); (p) any impairment, modification, change, release or limitation of liability of, or stay of actions of lien enforcement proceedings against, Borrower, any Guarantor, the property of Borrower or any Guarantor, or the estate in bankruptcy of Borrower or any Guarantor resulting from the operation of any present or future provision of the Bankruptcy Code or any other similar federal or state statute, or from the decision of any court; or (q) any neglect, delay, omission, failure or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any lien, security interest or other right of security (including perfection thereof), existing or to exist in connection with, or as security for, any of the Guaranteed Indebtedness, it being the intention hereof that each Guarantor shall remain liable as principal on the Guaranteed Indebtedness, notwithstanding any act,

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omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of such Guarantor. Guarantors hereby expressly waive all rights of Guarantors arising under Section 34.02 of the TEXAS BUSINESS AND COMMERCE CODE, as amended (regarding the right to require Lender to sue Borrower on an accrued right of action following written notice to Lender),
Section 17.001 of the TEXAS CIVIL PRACTICE AND REMEDIES CODE, as amended (allowing suit against any Guarantor without suit against Borrower, but precluding entry of judgment against any Guarantor before entry of judgment against Borrower), and RULE 31 of the TEXAS RULES OF CIVIL PROCEDURE, as amended (requiring Lender to join Borrower in any suit against any Guarantor unless judgment has been previously entered against Borrower).

     5. PAYMENT AND PERFORMANCE OF OBLIGATIONS. If an Event of Default, as defined in the Mortgage, occurs, Guarantors shall, without notice or demand, and without any notice having been given to Guarantors of the acceptance by Lender of this Guaranty and without any notice having been given to Guarantors of the creating or incurring of such indebtedness, pay the Guaranteed Indebtedness due thereon to Lender, at its office in Plano, Texas, or at such other place as may be designated in writing by Lender, and it shall not be necessary for Lender, in order to enforce such payment by Guarantors, first, to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce its rights against any security which shall ever have been given to secure such Guaranteed Indebtedness.

     6. WAIVER OF NOTICE. Notice to Guarantors of the acceptance of this Guaranty and of the making, renewing or assignment of the Guaranteed Indebtedness and each item thereof, are hereby expressly waived by each Guarantor.

     7. PAYMENTS BY BORROWER. Each payment on the Guaranteed Indebtedness shall be deemed to have been made by Borrower unless express written notice is given to Lender at the time of such payment that such payment is made by Guarantor(s) as specified in such notice.

     8. RELEASES AND WAIVERS. If all or any part of the Guaranteed Indebtedness at any time is secured, Guarantors agree that Lender may at any time and from time to time, at its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the obligations of Guarantors hereunder. Guarantors further agree that if Borrower executes in favor of Lender any collateral agreement, deed of trust or other security instrument, including, without limitation, the Mortgages, the exercise by Lender of any right or remedy thereby conferred on Lender shall be wholly discretionary with Lender, subject, however, to all applicable notice and opportunity to cure provisions set forth in the Loan Documents, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligations of Guarantors hereunder. Guarantors further agree that Lender shall not be liable for its failure to use diligence in the collection of any of the Guaranteed Indebtedness or in preserving the liability of any person liable on the Guaranteed Indebtedness, and Guarantors hereby waive presentment for payment, notice of nonpayment, protest and notice thereof, notice of acceleration, and diligence in bringing suits against any person liable on the Guaranteed Indebtedness, or any part thereof.

     9. NO RELEASE OF GUARANTORS. If the Guaranteed Indebtedness at any time exceeds the

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amount permitted by law, or Borrower is not liable because the act of creating the Guaranteed Indebtedness is ultra vires, or the officers or persons creating the Guaranteed Indebtedness acted in excess of their authority, or for any other reason, and for any of these reasons the Guaranteed Indebtedness which Guarantors agree to pay cannot be enforced against Borrower, such fact shall in no manner affect any Guarantor's liability hereunder, but each Guarantor shall be liable under this Guaranty notwithstanding that Borrower is not liable for the Guaranteed Indebtedness, to the same extent Guarantors would have been liable if the Guaranteed Indebtedness had been enforceable against Borrower.

     10. OPTIONAL ACCELERATION. In the event of the dissolution or insolvency of Borrower, or the inability of Borrower to pay its debts as they mature, or an assignment by Borrower for the benefit of creditors, or the institution of any proceedings by or against Borrower under the federal bankruptcy laws alleging that Borrower is insolvent or unable to pay its debts as they mature, or if any of the foregoing events occur with respect to any Guarantor, and if such event shall constitute an Event of Default, as defined in the Mortgage, and shall occur at a time when any of the Guaranteed Indebtedness may not then be due and payable, such Guaranteed Indebtedness, at the option of Lender, shall thereupon be deemed to be immediately due and payable in full, and any Guarantor shall pay to Lender forthwith the full amount which would be payable hereunder if all Guaranteed Indebtedness were then due and payable.

     11. SUCCESSORS AND ASSIGNS. This Guaranty is for the benefit of Lender, its successors and assigns, and in the event of an assignment by Lender, or its successors or assigns, of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.

     12. MODIFICATIONS AND WAIVERS; CUMULATIVE RIGHTS. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an authorized officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall, of itself, entitle any Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. In this Guaranty, whenever the context so requires, the singular number includes the plural, and conversely.

     13. COMPLIANCE WITH LAWS. No provision herein or in any promissory note, instrument or any other loan document executed by Borrower or any Guarantor evidencing, governing or securing the Guaranteed Indebtedness shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess interest in such respect is provided for herein or in any such promissory note, instrument, or any other Loan Document, the provisions of

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this paragraph shall govern, and neither Borrower nor any Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties is to conform strictly to the usury laws now in force, and all promissory notes, instruments and other loan documents executed by Borrower or Guarantors evidencing the Guaranteed Indebtedness shall be held subject to reduction of the interest charged to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

     14. BENEFIT TO GUARANTORS. Each Guarantor acknowledges and warrants that such Guarantor has derived or expects to derive financial and other advantage and benefit, directly or indirectly, from the Guaranteed Indebtedness and each and every advance thereof and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Lender to Borrower.

     15. ATTORNEY'S FEES AND COLLECTION COSTS. If any Guarantor should breach or fail to perform any provision of this Guaranty, Guarantors agree to pay to Lender all reasonable costs and expenses (including court costs and reasonable attorneys' fees to the extent enforceable under the laws of the State of Texas) incurred by Lender in the enforcement hereof.

     16. GUARANTOR'S WARRANTIES. Each Guarantor hereby severally, but not jointly, warrants and represents unto Lender the following except that Prime Retail, L.P. makes no representations or warranties with respect to clauses (b) and (d) of this Section 16 and Horizon Group Properties, Inc. and Horizon Group Properties, Ltd. make no representations or warranties with respect to clause
(e) of this Section 16:

          (a) Each Guarantor has received or will receive, direct or indirect benefit from the making of this Guaranty;

          (b) Each and every warranty and representation made by Borrower in the Loan Documents is true and correct;

          (c) This Guaranty constitutes a legal, valid and binding obligation of each Guarantor, and is fully enforceable against each Guarantor in accordance with its terms;

          (d) Any and all balance sheets, net worth statements and other financial data that have heretofore been given to Lender with respect to Guarantors (other than Prime Retail, L.P.) fairly present the financial condition of such Guarantors as of the date(s) thereof and, since the date(s) thereof, there has been no material, adverse change in the financial condition of any such Guarantor;

          (e) The financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2001, as amended, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 (together, the "34 Act Reports") filed by Prime Retail, Inc., a Maryland corporation, pursuant to the Securities Exchange Act of 1934, as amended, are true and complete in all material respects;

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          (f)    Except as may be set out on EXHIBIT "B" attached hereto and made a part hereof for all purposes and, with respect only to the representation and warranty made by Prime Retail, L.P. pursuant to this
     Section 16 (f), except as disclosed in the 34 Act Reports or except as would, individually or in the aggregate, not have a material adverse effect on the business or results of operations of Prime Retail, L.P., (i) there are no legal proceedings, claims or demands pending against, or to the knowledge of any Guarantor, threatened against, any Guarantor or any Guarantor's assets, (ii) no Guarantor is in breach or default of any legal requirement, contract or commitment, and (iii) no event (including specifically Guarantors' execution and delivery of this Guaranty) has occurred which, with the lapse of time or action by a third party, could result in any Guarantor's breach or default under any legal requirement, contract or commitment; and

          (g) Each Guarantor hereby agrees to furnish to Lender from time to time, and as required by the Mortgages, promptly upon request therefor, current financial reports and statements setting out in complete and accurate detail each Guarantor's financial condition at the time of such request, containing such information as Lender may reasonably request, and prepared in accordance with generally accepted accounting principles consistently applied or in other form acceptable to Lender, in the exercise of its reasonable discretion.

     17. SUBORDINATION AND NO SUBROGATION. If, for any reason whatsoever, Borrower now or hereafter becomes indebted to any Guarantor, such indebtedness and all interest thereon, shall, at all times, be subordinate in all respects to the Loan, the other Guaranteed Indebtedness and each of the Loan Documents, and no Guarantor shall be entitled to enforce or receive payment thereof until the Guaranteed Indebtedness has been fully paid and satisfied. Notwithstanding anything to the contrary contained in this Guaranty or any payments made by any Guarantor hereunder, no Guarantor shall have any right of subrogation in or under the Loan Documents or to participate in any way therein, or any right, title or interest in and to any mortgaged property or any collateral for the Guaranteed Indebtedness, all such rights of subrogation and participation being hereby expressly waived and released, until the Guaranteed Indebtedness has been fully paid and satisfied.

     18. LAW GOVERNING AND JURISDICTION. This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas and is performable in Collin County, Texas.

     19. SEVERABILITY. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

     20. COUNTERPARTS. This Guaranty may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one instrument.

     21. PARAGRAPH HEADINGS. The paragraph headings inserted in this Guaranty have been included for convenience only and are not intended, and shall not be construed, to limit or define in

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any way the substance of any paragraph contained herein.

     22. COMPOUNDING AND SETTLEMENT. Each Guarantor agrees that Lender, in its discretion, may (i) bring suit against Guarantors and any other obligor for any of the Loan jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the Guarantors and any other obligor for any of the Loan for such consideration as the Lender may deem proper, and
(iii) release one or more of the Guarantors and any other obligor for any of the Loan from liability hereunder or otherwise in regard to the Guaranteed Indebtedness, and that no such action shall impair the rights of Lender to collect the Guaranteed Indebtedness (or the unpaid balance thereof) from Guarantors and any other obligor for any of the Loan, or any of them, not so sued, settled with or released.

     23. CONSENT TO JURISDICTION. Each Guarantor hereby irrevocably submits, for such Guarantor and in respect of such Guarantor's property, generally and unconditionally, at the election of Lender, to the jurisdiction of the courts of the State of Texas or of the United States of America for the State of Texas over any suit, action or proceeding arising out of or relating to this Guaranty. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which such Guarantor may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court that such suit has been brought in an inconvenient forum. Each Guarantor agrees that final judgement in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Guarantor and may be enforced in the courts of Texas by a suit upon such judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of such Guarantor's indebtedness, provided that service of process is effected upon such Guarantor in one of the manners specified herein or as otherwise permitted by law.

     24. SERVICE OF PROCESS. Each Guarantor hereby irrevocably consents to process being served in any suit, action or proceeding hereunder (a) by serving a copy thereof upon Borrower and/or the Secretary of State of the State of Texas, as such Guarantor's agents for service of process (provided a copy shall be mailed by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor at its address specified below, or to any other address which such Guarantor shall have designated by written notice to Lender), or (b) if such service is impossible or impracticable in the sole judgment of the party serving such process, by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor at its address set forth below or to any other address within the continental United States to which certified or registered mail may be sent which such Guarantor shall have designated by written notice to Lender. Each Guarantor irrevocably waives, to the fullest extent permitted by law, all claims of error by reason of any such service and agrees that such service (i) shall be deemed in every respect effective service of process upon such Guarantor in any such suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon personal delivery to such Guarantor. Nothing in this section shall affect the rights of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Guarantors in the competent courts of any jurisdiction or jurisdictions.

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     EXECUTED AND DELIVERED on the date first above recited.

                                        GUARANTORS:

ADDRESS FOR NOTICE:                     HORIZON GROUP PROPERTIES, INC.

77 West Wacker Drive, Suite 4200
Chicago, Illinois 60601                 By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


ADDRESS FOR NOTICE:                     HORIZON GROUP PROPERTIES, L.P.
                                        By:  Horizon Group Properties, Inc.,
                                             General Partner

77 West Wacker Drive, Suite 4200
Chicago, Illinois 60601                 By:
                                           ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

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ADDRESS FOR NOTICE:                     PRIME RETAIL, L.P.

100 E. Pratt Street
19th Floor
Baltimore, Maryland 21202

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

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                                 ACKNOWLEDGMENT

STATE OF ____________ SECTION

                      SECTION

COUNTY OF ______      SECTION

This instrument was acknowledged before me on this the ___ day of July, 2002, by _______________, as _______________ of HORIZON GROUP PROPERTIES, INC., a
Maryland corporation, on behalf of such corporation.


                           -------------------------------------------
                           Notary Public in and for the State of _____


My Commission Expires:____________


                                 ACKNOWLEDGMENT

STATE OF _____________ SECTION

                       SECTION

COUNTY OF ______       SECTION

This instrument was acknowledged before me on this the ___ day of July, 2002, by _______________, as _______________ of Horizon Group Properties, Inc., as
General Partner of HORIZON GROUP PROPERTIES, LTD., a Delaware limited partnership, on behalf of such limited partnership.


                           -------------------------------------------
                           Notary Public in and for the State of _____

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                                 ACKNOWLEDGMENT


STATE OF ____________ SECTION

                      SECTION

COUNTY OF ______      SECTION

This instrument was acknowledged before me on this the ___ day of July, 2002, by _______________, as _______________ of PRIME RETAIL, L.P., a Delaware limited partnership, on behalf of such limited partnership.


                           -------------------------------------------
                           Notary Public in and for the State of _____

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                                   EXHIBIT "A"

                                   LITIGATION

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                                   EXHIBIT "B"

                        Monroe County, Michigan Property

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